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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) August 6, 1998
                                                          --------------


                                SM&A CORPORATION
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              (Exact name of registrant a specified in its Charter)


       California                      0-23585                   33-0080929
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(State or other jurisdiction         (Commission               (IRS Employer
   of incorporation)                 File Number)            Identification No.)


   4695 MacArthur Court, Eighth Floor, Newport Beach, California       92660
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             (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code        (949) 975-1550
                                                  ------------------------------


                         STEVEN MYERS & ASSOCIATES, INC.
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          (Former name or former address, if changed since last report)

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ITEM 5.        OTHER EVENTS

        NAME CHANGE.

        On August 6, 1998, SM&A Corporation, a California corporation ("Sub"), the wholly owned subsidiary of Steven Myers & Associates, Inc. ("Parent") was acquired by Parent, a California corporation, in a short form merger under the California Corporations Code (the "Merger"). As part of the Merger, Parent caused its name to be changed to SM&A Corporation and Sub was merged into Parent with Parent as the surviving corporation. Sub had no assets or liabilities at the time of the Merger and was formed for the purpose of causing the foregoing name change to Parent. Confirmation of the merger and name change were received from the California Secretary of State on August 18, 1998.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

        Exhibits.

              3.1 Certificate of Ownership as filed with the California Secretary of State on August 6, 1998 concerning the Merger of SM&A Corporation with and into Steven Myers & Associates, Inc. and causing Steven Myers & Associates, Inc. to change its name to SM&A Corporation.

             99.1  Text of Press Release dated August 18, 1998.


                                       -2-
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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 18, 1998                      SM&A CORPORATION
                                            (formerly, Steven Myers &
                                             Associates, Inc.)


                                            By: /s/ RONALD A. HUNN
                                                --------------------------------
                                                Ronald A. Hunn, Chief Financial
                                                Officer


                                       -3-

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                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

  3.1 Certificate of Ownership as filed with the California Secretary of State on August 6, 1998 concerning the Merger of SM&A Corporation with and into Steven Myers & Associates, Inc. and causing Steven Myers &
          Associates, Inc. to change its name to SM&A Corporation.

 99.1     Text of Press Release dated August 18, 1998.